UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 26, 2005

MOTHERS WORK, INC.

(Exact name of Registrant as specified in Charter)

Delaware	0-21196	13-3045573
(State or Other Jurisdiction of Incorporation or Organization)	Commission File number	(I.R.S. Employer Identification Number)

456 North 5th Street
Philadelphia, PA 19123
(Address of Principal Executive Offices)

(215) 873-2200
(Registrant’s telephone number, including
area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.02. Results of Operations and Financial Condition

On January 26, 2005, Mothers Work, Inc. (“Mothers Work” or the “Company”) issued a press release and held a broadly accessible conference call to discuss its financial results for its first quarter ended December 31, 2004.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.  Exhibit 99.2 attached hereto and incorporated by this reference sets forth the transcript of the prepared remarks made by representatives of Mothers Work during the conference call.  Exhibit 99.3 attached hereto and incorporated by this reference sets forth certain financial information discussed on the conference call that was not included in the press release.

The press release and the comments by Mothers Work representatives during the conference call contained non-GAAP financial measures within the meaning of the Securities and Exchange Commission’s Regulation G.  Mothers Work believes that the non-GAAP financial measure EBITDA (earnings before interest, taxes, depreciation and amortization) and the measure selling, general and administrative (SG&A) expenses excluding depreciation and amortization, together with the percentage of net sales represented by these measures, provide useful information about the Company’s results of operations to both investors and management because they constitute informative gauges of operating profitability.   These measures provide information that the Company believes investors and securities research analysts in retailing and other businesses view as important and commonly use to evaluate the Company’s financial performance and prospects for the future, and to make investment decisions.  These measures are also significant to institutional lenders, and they are considered important internal benchmarks of performance by the Company.  These measures should be considered in addition to, and not as a substitute for, or superior to, GAAP measures.

With respect to each non-GAAP financial measure discussed in the press release, Mothers Work has provided, as an attachment to such press release, a reconciliation of each non-GAAP financial measure to the most directly comparable GAAP financial measure.

The disclosure in this Current Report, including in the Exhibits attached hereto, of any financial information shall not constitute an admission that such information is material.

Item 9.01. Financial Statements and Exhibits

The following exhibits are furnished with this Form 8-K:

Exhibit No.	Description
99.1	Press release of Mothers Work, Inc. issued January 26, 2005

99.2	Transcript of prepared remarks for first quarter (FY 2005) earnings release conference call held January 26, 2005

99.3	Excerpt from the question and answer period of the first quarter (FY 2005) earnings release conference call held January 26, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

Date: January 28, 2005	MOTHERS WORK, INC.

	By:	/s/ Edward M. Krell
Edward M. Krell
Executive Vice President - Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release of Mothers Work, Inc. issued January 26, 2005

99.2	Transcript of prepared remarks for first quarter (FY 2005) earnings release conference call held January 26, 2005

99.3	Excerpt from the question and answer period of the first quarter (FY 2005) earnings release conference call held January 26, 2005